Nationwide Life Insurance Company • Nationwide Variable Account - 11 • Nationwide VLI Separate Account - 2 • Nationwide VLI Separate Account - 4 • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VLI Separate Account A

Prospectus supplement dated January 15, 2013 to

Survivor Options VL NLAIC, Special Product NLIC, and Survivor Options Plus NLIC prospectus dated May 1, 2000;

Options Variable Life NLAIC prospectus dated May 1, 2002;

Federated A Share and Federated B Share prospectus dated May 1, 2003;

Options Premier NLAIC, BOA MSPVL, MSPVL Future, Survivor Options Premier NLIC, Survivor Options Premier NLAIC, Survivor Options Elite NLIC, BOA Protection FPVUL, and BOA ChoiceLife Protection FPVUL prospectus dated May 1, 2008;

BOA Last Survivorship II, BOA ChoiceLife Survivorship, BOA Next Generation Survivorship Life, BOA ChoiceLife Survivorship II BOA Protection Survivorship Life, and BOA ChoiceLife Protection prospectus dated May 1, 2009;

BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, Options Plus NLIC, and Options Premier NLIC prospectus dated May 1, 2012.

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your contract.  Effective February 15, 2013, the name of the investment option will be updated as indicated below:

CURRENT NAME	UPDATED NAME
Federated Insurance Series - Federated Capital Appreciation Fund II: Primary Shares	Federated Insurance Series - Federated Managed Tail Risk Fund II: Primary Shares